UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 13, 2020

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On January 13, 2020, EQT Corporation (EQT) will file a preliminary prospectus supplement (the Preliminary Prospectus Supplement) to its effective shelf registration statement on Form S-3 (File No. 333-234151) pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the Securities Act), relating to an underwritten public offering of two new series of fixed rate senior notes. The Preliminary Prospectus Supplement contains select preliminary unaudited financial results for the fourth quarter of 2019. Such preliminary results are furnished under the heading “Recent Developments—Select Preliminary Fourth Quarter 2019 Results” in the excerpt from the Preliminary Prospectus Supplement attached hereto as Exhibit 99.1.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements for Interim Chief Financial Officer

On July 10, 2019, Kyle Derham began providing services to EQT as a member of EQT’s Evolution Committee and on August 29, 2019, Mr. Derham was appointed as Interim Chief Financial Officer of EQT. On January 13, 2020 (the Commencement Date), EQT will enter into and commence a compensatory arrangement with Mr. Derham, which includes the following elements:

•	Base Salary: Pursuant to EQT’s offer letter dated January 13, 2020, Mr. Derham’s base salary for his service as Interim Chief Financial Officer will be $750,000 per year, which will be paid in respect of six months of Mr. Derham’s service to EQT during calendar year 2019 and in respect of the portion of 2020 during which Mr. Derham served as Interim Chief Financial Officer (i.e., through January 3, 2020).

•	SAR Award: On the Commencement Date, Mr. Derham will be awarded 333,333 stock appreciation rights (SARs) under the EQT Corporation 2019 Long-Term Incentive Plan (the LTIP). The terms and conditions of the SARs are described below under “Grant of Interim CFO SAR Award.”

Grant of Interim CFO SAR Award

As discussed above, in connection with his appointment as Interim Chief Financial Officer, Mr. Derham will be awarded 333,333 SARs under the LTIP (the Interim CFO SAR Award and such SARs, the Interim CFO SARs). Once vested, each of the Interim CFO SARs entitles Mr. Derham to receive, upon exercise, a number of shares of EQT’s common stock (the Shares), cash, or a combination of Shares and cash, based upon the excess of the Fair Market Value (as defined in the LTIP) of a Share as of the date of exercise over a base price of $10.00. The Interim CFO SARs generally vest as follows:

•	Service-Vesting Condition: The Interim CFO SARs will generally service-vest to the extent Mr. Derham remains in continuous service to EQT as an employee or as a consultant (i) until the earlier to occur of (A) EQT’s appointment of a permanent Chief Financial Officer, and (B) December 31, 2020, and (ii) through the 24-month anniversary of the Transition Date (as defined below).

•	Performance-Vesting Condition: The Interim CFO SARs will performance-vest if Mr. Derham achieves certain individual performance milestones as EQT’s Interim Chief Financial Officer during the period of time beginning on July 10, 2019 (the date upon which Mr. Derham began to serve as a member of EQT’s Evolution Committee) and concluding on the date of EQT’s appointment of its permanent Chief Financial Officer on January 3, 2020, at which time Mr. Derham ceased to serve as EQT’s Interim Chief Financial Officer (the CFO SAR Performance Period). Under the terms of the Interim CFO SARs, the Management Development and Compensation Committee of EQT’s Board of Directors (the Committee) will determine the extent to which the Interim CFO SARs will vest based on the extent to which the individual performance milestones established for Mr. Derham have been achieved.

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As previously reported, EQT appointed a permanent Chief Financial Officer on January 3, 2020.

The foregoing description of the Interim CFO SAR Award does not purport to be complete and is qualified in its entirety by reference to the grant agreement for Mr. Derham’s Interim CFO SAR Award, the form of which will be filed as an exhibit to EQT’s Annual Report on Form 10-K for the year ended December 31, 2019.

Compensatory Arrangements for Consulting Services

On January 13, 2020, in order to maintain the benefit of Mr. Derham’s expertise and knowledge following EQT’s appointment of a permanent Chief Financial Officer, EQT will enter into a services agreement with Mr. Derham governing his continued provision of services to EQT as a consultant (the Services Agreement). The Services Agreement will be effective as of the date of EQT’s appointment of a permanent Chief Financial Officer on January 3, 2020, at which time Mr. Derham ceased to serve as EQT’s Interim Chief Financial Officer (the Transition Date). The Services Agreement provides that Mr. Derham will serve as a consultant to EQT, performing financial and other advisory services as needed, and will be expected to spend at least 75% of his working time performing his services to EQT as a consultant. Under the Services Agreement, Mr. Derham will be bound by certain restrictive covenants with respect to non-competition, non-solicitation, non-disparagement and confidentiality. The term of the Services Agreement begins on the Transition Date and ends on the 24-month anniversary of the Transition Date, unless terminated earlier by either party upon 30 days’ advance written notice (the Consulting Term). Pursuant to the Services Agreement, EQT will pay Mr. Derham a consulting fee of $60,000 per month and Mr. Derham will be awarded 906,667 SARs under the LTIP. The terms and conditions of such SARs are described below under “Grant of Consulting SAR Award.”

Upon a termination of Mr. Derham’s engagement as a consultant by EQT other than for “cause” (as defined below) or by Mr. Derham for “good reason” (as defined below), Mr. Derham will be entitled to receive a lump sum payment equal to the remaining unpaid consulting fees Mr. Derham would have been entitled to receive through the 24-month anniversary of the Transition Date.

For purposes of the Services Agreement, EQT will have “cause” to terminate Mr. Derham’s service upon the occurrence of Mr. Derham’s: (i) conviction of a felony, a crime of moral turpitude or fraud or commission of an act of fraud, misappropriation or embezzlement in connection with the performance of his duties; or (ii) willful and repeated failure to substantially perform his assigned duties that continues after notice from EQT.

For purposes of the Services Agreement, Mr. Derham will have “good reason” to terminate his engagement with EQT if he resigns within 120 days after the occurrence of any of the following events: (i) EQT requiring Mr. Derham to perform his services to EQT in a geographic location more than 50 miles from where Mr. Derham is providing services to EQT as of the date the Services Agreement is executed by EQT and Mr. Derham and/or (ii) any other action or inaction that constitutes a material breach by EQT of the Services Agreement.

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Grant of Consulting SAR Award

As discussed above, Mr. Derham will be awarded 906,667 SARs (Consulting SARs) under the LTIP in respect of his services to EQT under the Services Agreement (the Consulting SAR Award). Once vested, each of the Consulting SARs entitles Mr. Derham to receive, upon exercise, a number of Shares, cash, or a combination of Shares and cash, based upon the excess of the Fair Market Value (as defined in the LTIP) of a Share as of the date of exercise over a base price of $10.00. The Consulting SARs generally vest as follows:

•	Service-Vesting Condition: The Consulting SARs will generally service-vest to the extent Mr. Derham remains continuously engaged by EQT from the Transition Date through the end of the Consulting Term.

•	Performance-Vesting Condition: The Consulting SARs will performance-vest if Mr. Derham achieves certain individual and company-based performance milestones during the period of time beginning January 1, 2020 and concluding on December 31, 2022 (the Consulting SAR Performance Period). The Consulting SARs that are subject to the achievement of company-based performance milestones will vest based on EQT’s achievement of certain performance targets related to adjusted well costs and EQT’s adjusted free cash flow over the Consulting SAR Performance Period.

If Mr. Derham’s engagement as a consultant is terminated by EQT without “cause” (as defined in the LTIP), by Mr. Derham for “good reason” (as defined in the Interim CFO SAR Award grant agreement if such termination occurs prior to the Consulting Term, and as defined in the Services Agreement during the Consulting Term), or due to Mr. Derham’s death or “disability” (as defined in the LTIP), the Consulting SARs will service-vest as of such date and remain eligible to vest on a performance basis as described above at the conclusion of the Consulting SAR Performance Period.

If a “change of control” (as defined in the Consulting SAR Award grant agreement) is consummated during the Consulting SAR Performance Period, the Consulting SARs will performance vest (to the extent unvested at the time of the change of control) based on the projected actual performance through the conclusion of the Consulting SAR Performance Period as determined by the Committee in its good faith discretion. Such Consulting SARs will thereafter remain outstanding and eligible to vest on a service basis (to the extent the Consulting SARs are unvested on a service basis as of the change of control).

The foregoing description of the Services Agreement and the Consulting SAR Award does not purport to be complete and is qualified in its entirety by reference to the Services Agreement and form of grant agreement for Mr. Derham’s Consulting SAR Award, which will be filed as exhibits to EQT’s Annual Report on Form 10-K for the year ended December 31, 2019.

Item 8.01.  Other Events.

On January 13, 2020, EQT will file the Preliminary Prospectus Supplement. The Preliminary Prospectus Supplement discloses certain recent developments of EQT and its subsidiaries (the Company) under the heading “Summary—Recent Developments,” which is included in the excerpt from the Preliminary Prospectus Supplement attached hereto as Exhibit 99.1 and incorporated herein by reference.

The recent developments referred to above include the Company’s estimate of its proved natural gas, natural gas liquids (NGLs) and crude oil reserves as of December 31, 2019, which was prepared by the Company’s engineers and audited by the independent consulting firm of Ryder Scott Company, L.P. (Ryder Scott). A copy of Ryder Scott’s audit report is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

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Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Statements that do not relate strictly to historical or current facts are forward-looking and are usually identified by the use of words such as “anticipate,” “estimate,” “could,” “would,” “should,” “will,” “may,” “forecast,” “approximate,” “expect,” “project,” “intend,” “plan,” “believe” and other similar words.

Without limiting the generality of the foregoing, forward-looking statements contained in this Current Report on Form 8-K include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of the Company, including guidance regarding the Company’s strategy to develop its reserves; drilling plans and programs (including the number, type, depth, spacing, lateral lengths and location of wells to be drilled and the availability of capital to complete these plans and programs); projections of wells set for combo-development, and the timing of implementing and completing combo-development projects; production and sales volumes (including liquids volumes) and growth rates; production of free cash flow; the Company’s ability to reduce its development and completions costs and capital expenditures; the Company’s ability to maximize recoveries per acre; infrastructure programs; monetization transactions, including asset sales, joint ventures or other transactions involving the Company’s assets, and the planned use of the proceeds from any such monetization transactions; acquisition transactions; the Company’s ability to successfully implement and execute the new management team’s organizational, technological and operational initiatives and achieve the anticipated results of such initiatives; the projected capital efficiency savings and other operating efficiencies and synergies resulting from the Company’s acquisitions and divestitures; the timing and structure of any dispositions of the Company’s approximately 19.9% interest in Equitrans Midstream Corporation, and the planned use of the proceeds from any such dispositions; natural gas prices, changes in basis and the impact of commodity prices on the Company’s business; reserves, including potential future downward adjustments and reserve life; potential future impairments of the Company’s assets; projected capital expenditures; liquidity and financing requirements, including funding sources and availability; and the Company’s ability to maintain or improve its credit ratings.

The forward-looking statements included in this Current Report on Form 8-K involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently available to it. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond its control. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, volatility of commodity prices; the costs and results of drilling and operations; access to and cost of capital; uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future; the assumptions underlying production forecasts; the quality of technical data; the Company’s ability to appropriately allocate capital and resources among its strategic opportunities; inherent hazards and risks normally incidental to drilling for, producing, transporting and storing natural gas, NGLs and oil; cyber security risks; availability and cost of drilling rigs, completion services, equipment, supplies, personnel, oilfield services and water required to execute the Company's exploration and development plans; the ability to obtain environmental and other permits and the timing thereof; government regulation or action; environmental and weather risks, including the possible impacts of climate change; and disruptions to the Company’s business due to acquisitions and other significant transactions. These and other risks are described under Item 1A, “Risk Factors,” and elsewhere in EQT’s Annual Report on Form 10-K for the year ended December 31, 2018, as updated by Part II, Item 1A, “Risk Factors” in EQT’s subsequently filed Quarterly Reports on Form 10-Q. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it.

Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

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Item 9.01.  Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Ryder Scott Company, L.P.
99.1	Excerpt from Preliminary Prospectus Supplement, dated January 13, 2020
99.2	Independent Petroleum Engineers’ Audit Report
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: January 13, 2020	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President and General Counsel

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